UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 15, 2017

CYS Investments, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-33740	20-4072657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 Totten Pond Road, 6th Floor
Waltham, Massachusetts 02451
(Address of principal executive offices)
Registrant’s telephone number, including area code: (617) 639-0440
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On February 15, 2017, CYS Investments, Inc. (the "Company", "we", "us", or "our") issued a press release announcing its financial position as of December 31, 2016, results of operations for the quarter and year ended December 31, 2016, and other related information. A copy of such press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.
The information in Item 2.02 of this report, including the information in the press release attached as Exhibit 99.1 to this report, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in Item 2.02 of this report, including the information in the press release attached as Exhibit 99.1 to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS: COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On February 14, 2017, Jeffery P. Hughes, a director of the Company, notified the Board of Directors of the Company (the "Board") that he does not intend to stand for re-election to the Board at the Company’s 2017 annual stockholders meeting to be held on May 12, 2017 (the "Annual Meeting") and will retire from the Board at the end of his current term. Mr. Hughes has confirmed to the Board that his intention not to stand for re-election does not involve any dispute or disagreement with the Company, the Company’s management, or the Board. Following the Annual Meeting, the Board expects to have eight members, seven of whom the Company expects to be independent.

Forward-Looking Statements Disclaimer
This release contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including those relating to interest rates and interest rate volatility, the prices, supply and demand of Agency RMBS, earnings, yields, investment environment, repurchases of the Company's stock, interest rates, hedges, prepayments, the U.S. and global economies, and the effect of actions of the U.S. government, including the Federal Reserve (the "Fed") and the Federal Open Market Committee (the "FOMC") on the Company's results. Forward-looking statements typically are identified by use of terms such as “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions. Forward-looking statements are based on the Company's beliefs, assumptions and expectations of the Company's future performance, taking into account all information currently available to the Company. The Company cannot assure you that actual results will not vary from the expectations contained in the forward-looking statements. All of the forward-looking statements are subject to numerous possible events, factors and conditions, many of which are beyond the control of the Company and not all of which are known to the Company, including, without limitation, market conditions and those described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016, which have been filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect us. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

Exhibit No.	Description

99.1
Press release, dated February 15, 2017, issued by CYS Investments, Inc., providing its financial position as of December 31, 2016, and results of operations for the quarter and year ended December 31, 2016.

The information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYS INVESTMENTS, INC.

Dated: February 15, 2017     BY:     /s/ JACK DECICCO
Jack DeCicco, CPA
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1
Press release, dated February 15, 2017, issued by CYS Investments, Inc., providing its financial position as of December 31, 2016, and results of operations for the quarter and year ended December 31, 2016.

4